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Exhibit 23.1

Consent of Ernst & Young LLP, Independent Auditors

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 16, 2004, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-112071) and related Prospectus of Jazz Semiconductor, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

Orange County, California
May 26, 2004

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  Exhibit 23.1
Consent of Ernst & Young LLP, Independent Auditors